UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

VADO CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-222593	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

81 Prospect Street

Brooklyn, New York 11201

(Address of Principal Executive Office) (Zip Code)

(646) 828-1376

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.

On June 26, 2020, Vado Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor pursuant to which the Company sold to the purchaser 100,000 shares of the Company’s newly designated Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A”) at a purchase price of $2.00 per share (the “Offering”). The Company received $200,000 in gross proceeds from the Offering, before deducting legal fees and related offering expenses. Each share of the Series A is convertible into 20 shares of the Company’s common stock, par value $0.001 per share.

The offer and sale of the Series A pursuant to the Purchase Agreement was not registered under the Securities Act of 1933 and are exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The description of the Series A, the Purchase Agreement, and the Offering is qualified in its entirety by the full text of the Certificate of Designations for the Series A (the “Series A Certificate”) and the form of Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 8.01 Other Events.

In connection with the Offering, on June 10, 2020 the Company amended its Certificate of Incorporation to authorize up to 10,000,000 shares of “blank check” preferred stock, with such designations, powers, preferences, rights, limitations, and restrictions as may be determined by resolution of the Board of Directors of the Company, and on June 12, 2020, the Company filed the Series A Certificate.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description
4.1	Certificate of Designations of Series A Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement*

* Exhibits have been omitted. The Company hereby agrees to furnish to the Commission upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VADO CORP.

June 29, 2020	By:	/s/ David Lelong
David Lelong, Chief Executive Officer